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                                                                    EXHIBIT 10.7

                                3,000,000 Shares

                         GOODRICH PETROLEUM CORPORATION

                                  COMMON STOCK
                          (PAR VALUE $0.20 PER SHARE)


                           PLACEMENT AGENCY AGREEMENT
                           --------------------------


                                                          ____________, 2001



To The Persons Listed on
 Schedule A Hereto


Ladies and Gentlemen:

        1. Introductory. Goodrich Petroleum Corporation, a Delaware corporation ("COMPANY"), proposes to issue and sell 3,000,000 shares ("OFFERED SECURITIES") of its common stock, par value $0.20 per share ("SECURITIES"), on an all or none basis, directly to certain investors (collectively, the "INVESTORS"). The Company desires to engage Jefferies & Company, Inc. ("Jefferies") as the lead placement agent (the "LEAD PLACEMENT AGENT") and each other person listed in Schedule A hereto as a placement agent (each a "Placement Agent" and together with the Lead Placement Agent, the "Placement Agents") in connection with such issuance and sale. The Company wishes to confirm its agreements with you as the Placement Agent as follows:

        2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Placement Agents that:

                (a) A registration statement (No. 333-47078) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (i) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (ii) is proposed to be amended by post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either (i) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(B)") under the Act and, if so filed, has

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        become effective upon filing pursuant to such Rule and the Offered
        Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(C)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Placement Agents that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Placement Agents that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Placement Agents that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(B)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(B)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the

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        "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by the Lead Placement Agent, with respect to applicability of the two preceding sentences to the Lead Placement Agent, or any other Placement Agent, with respect to applicability of the two preceding sentences to such other Placement Agent, specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

                (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation in good standing in the States of Louisiana and Texas; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on

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        the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

                (d) Each subsidiary of the Company (A) that is a corporation has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own its property and to conduct its business as described in the Prospectus or (B) that is a limited partnership or limited liability company, as the case may be, has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its formation, and has full power and authority to own its property and to conduct its business as described in the Prospectus; and, in either case, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or lease of property or the conduct of its business requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each subsidiary of the Company is owned by the Company and has been duly authorized and validly issued and is fully paid and nonassessable; except as disclosed in the prospectus, the capital stock or other ownership interests of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects; all the outstanding shares of capital stock or other ownership interests of each subsidiary of the Company have been duly and validly issued and are fully paid and nonassessable; and except for the Company's general partnership interest in BKWC Limited Partnership, neither the Company nor any of its subsidiaries are general partners in any partnership.

                (e) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

                (f) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company, the Lead Placement Agent or any other Placement Agent for a brokerage commission, finder's fee or other like payment in connection with the offering of Offered Securities.

                (g) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement (except as to which valid notice has been given and valid waivers of such rights have been made, copies of which have been furnished to the Placement Agents) or, except as disclosed in the Prospectus and set forth on

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        Schedule B hereto, in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                (h) The Company has filed a complete application to list the Offered Securities on The New York Stock Exchange.

                (i) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                (j) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, except where such violation or default would not have a Material Adverse Effect, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                (k) This Agreement and the Escrow Agreement have each been duly authorized, executed and delivered by the Company.

                (l) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them (excluding all oil and gas properties that are dealt with in clause (m) below), in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                (m) The Company and its subsidiaries have sufficient title to its oil and gas properties, free and clear of all liens, encumbrances and defects except (i) as disclosed in the Prospectus, (ii) liens and encumbrances under gas sales contracts, operating agreements, unitization and pooling agreements and such other agreements as are customarily found in connection with comparable drilling and producing operations; and (iii) liens, encumbrances and defects that do not, individually and in the aggregate, materially affect the value of such properties or materially interfere with the ability of the Company to conduct its business as currently conducted or to utilize such properties for their intended purposes.

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                (n) Except as described in the Prospectus, all royalties,
        rentals, deposits and other amounts due on the oil and gas properties of the Company and its subsidiaries have properly and timely paid in all material respects, and no material amounts of proceeds from the sale or production attributable to the oil and gas properties of the Company and its subsidiaries are currently being held, or are being threatened to be held, in suspense by any purchaser or purchasers thereof.

                (o) The Company and its subsidiaries possess certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except for those certificates, authorities or permits, the failure of which to be possessed by the Company, would not, individually or in the aggregate have a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any such certificate(s), authority(ies) or permit(s) that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                (p) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                (q) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                (r) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                (s) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this

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        Agreement, and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                (t) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                (u) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                (v) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

                (w) Coutret & Associates, Inc. ("Coutret"), petroleum engineers from whose reserve report information is set forth in the Registration Statement and the Prospectus, were, as of the date of such respective report, and are, as of the date hereof, independent petroleum engineers with respect to the Company and its subsidiaries. The information underlying the estimates of the reserves of the Company and the subsidiaries, supplied by the Company to Coutret for purposes of preparing such reserve reports (including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, working interest and net revenue information relating to the Company's ownership in such properties) was true and correct in all material respects on the dates such information was supplied and such reserve reports were prepared; the estimates of future capital expenditures and other future exploration and development costs supplied to Coutret by the Company were prepared in good faith and with a reasonable basis; the information provided by Coutret for purposes of preparing the reserve report was prepared in accordance with customary industry practices and conforms in all material respects to all guidelines promulgated by the Commission; and except as described in the Prospectus, other than normal production of the reserves and intervening product price fluctuations described in the Prospectus, there are no facts or circumstances that would, individually or in the aggregate have a material adverse effect on the Company's reserves or present value of future net cash flows therefrom, as described in

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        the Prospectus and described in the reserve report; and estimates of such reserves and the present value of future net cash flows therefrom as described in the Prospectus and reflected in the reserve report comply in all material respects to the applicable requirements of the Commission and the Act, including Regulation S-X and Industry Guide 2 under the Act.

        3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Lead Placement Agent and the Placement Agents, acting as lead placement agent and placement agents, respectively, for the Company in connection with the issuance and sale of the Offered Securities, agrees to use their respective reasonable best efforts to solicit offers to purchase Offered Securities from the Company. In acting under this Agreement and in connection with the sale of any Offered Securities, the Lead Placement Agent and each other Placement Agent each are acting solely as an agent of the Company and do not assume any obligation towards, or relationship of agency or trust with, any Investor. Neither the Lead Placement Agent nor any other Placement Agent shall have any liability to the Company if any Investor's offer to purchase shares of Offered Securities solicited by the Lead Placement Agent or any other Placement Agent and accepted by the Company is not consummated for any reason. For avoidance of doubt, the Company and the Placement Agents agree that neither the Lead Placement Agent nor any other Placement Agent shall have any obligation whatsoever to purchase any Offered Securities and that neither the Lead Placement Agent nor any other Placement Agent is acting as an underwriter of this offering of Offered Securities. If the Company shall default in its obligations to deliver Offered Securities to any Investor whose offer it has accepted, the Company shall hold the Placement Agents harmless against any loss, claim, damage or liability from or as a result of such default and shall, in particular, pay to the Placement Agents the commissions that they would have received had the sale to such Investor(s) been consummated.

        Concurrently with the execution and delivery of this Agreement, the Company, the Lead Placement Agent, each other Placement Agent and Wells Fargo Bank Minnesota, National Association, as escrow agent (the "ESCROW AGENT"), shall enter into an Escrow Agreement in substantially the form attached hereto as Exhibit A (the "ESCROW AGREEMENT"), pursuant to which an escrow account will be established at the Company's expense, for the benefit of the Investors (the "ESCROW ACCOUNT"). Prior to the Closing Date, (i) each of the Investors will deposit in the Escrow Account an amount equal to $[___] per Offered Security multiplied by the number of Offered Securities that the Company has agreed to sell to such Investor and (ii) the Escrow Agent will notify the Company and the Placement Agent whether the Investors have deposited in the Escrow Account funds in an aggregate amount equal to the proceeds of the sale of all of the Offered Securities (the "REQUISITE FUNDS").

        At [____] a.m., New York time, on [____], 2001, or at such other time not later than seven full business days thereafter as Jefferies and the Company determine but in no event prior to the date on which the Escrow Agent shall have received less than all of the Requisite Funds (such time being herein referred to as the "CLOSING DATE"), the Escrow Agent shall release the Requisite Funds from the Escrow Account for collection by the Company and the Placement Agents as provided in the Escrow Agreement and the Company shall deliver the Offered Securities to the accounts of the Investors, which delivery may be made through the facilities of The Depositary Trust Company. The closing shall take place at the office of Skadden, Arps, Slate, Meager & Flom LLP, 1600 Smith, Suite

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4400, Houston, Texas 77002. For purposes of Rule 15c6-1 under the Securities
Exchange Act of 1934, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Offered Securities so to be delivered will be in definitive form, in such denominations and registered in such names as the Investors request and will be made available for checking and packaging at the above office of Skadden, Arps, Slate, Meagher & Flom LLP at least 24 hours prior to the Closing Date.

        As compensation for the Lead Placement Agent's and each other Placement Agent's efforts and obligations hereunder, the Company will pay to the Lead Placement Agent and each other Placement Agent commissions equal to:

                (a) with respect to commissions for the Lead Placement Agent, $[___]/1/ per Offered Security times the total number of Offered Securities for which offers to purchase have been made and adequate funds have been validly deposited in the Escrow Account by any Investor who was solicited by the Lead Placement Agent and is listed on a schedule provided by the Lead Placement Agent to the Escrow Agent pursuant to Section 4 of the Escrow Agreement, and which offers have been accepted by the Company, and

                (b) with respect to commissions for any other Placement Agent, $[___]/2/ per Offered Security times the total number of Offered Securities for which offers to purchase have been made and adequate funds have been validly deposited in the Escrow Account by any Investor who was solicited by such Placement Agent and who is listed on a schedule provided by such Placement Agent to the Escrow Agent pursuant to Section 4 of the Escrow Agreement, and which offers have been accepted by the Company.

        For avoidance of doubt, in the event that between the date of this Agreement and the Closing Date, one or more Investors solicited by the Lead Placement Agent or one or more Placement Agents fails to deposit funds in the Escrow Account for the number of Offered Securities that such Investor had offered to purchase, then the Lead Placement and each other Placement Agent shall be entitled to solicit offers to purchase Offered Securities from additional Investors and be compensated for such solicitation in accordance with the foregoing subsection (a) or (b), as applicable.

        In addition to the foregoing and as additional compensation to the Lead Placement Agent for its services and obligations hereunder as such, the Company will pay to the Lead Placement Agent an additional commission in the amount of $[____]/3/.

        Such payments will be made by the Company on the Closing Date or upon such other date as set forth in the Escrow Agreement that the funds deposited in the Escrow Account are returned to the Investors without a closing hereunder.
-------------
/1/ Will equal 5% of the per share price to Investor. Assuming a $5.00 per share price, this amount will be $.25 per Offered Security.
/2/ Will equal 5% of the per share price to Investor. Assuming a $5.00 per share price, this amount will be $.25 per Offered Security.
/3/ Will equal 2% of the gross proceeds to the Company of this offering.

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        4. Solicitation of Offers by the Placement Agents.  It is understood that the Placement Agents will use their reasonable efforts to solicit from the public offers to purchase the Offered Securities as set forth in the Prospectus.

        5. Certain Agreements of the Company. The Company agrees with the Placement Agents that:

        (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by Jefferies, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

                The Company will advise the Lead Placement Agent promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to the Lead Placement Agent, any other Placement Agent or any Investor, or will make such filing at such later date as shall have been consented to by Jefferies.

        (b) The Company will advise Jefferies promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without Jefferies' consent, which consent shall not be unreasonably withheld after a reasonable opportunity by Jefferies to review any such amendment or supplement; and the Company will also advise Jefferies promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

        (c) The Company will comply with the requirements of the Act and the Rules and Regulations thereunder and any other applicable rules and regulations so far as to permit the completion of the distribution of the Offered Securities as contemplated in this Agreement and the Prospectus. If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with the solicitation of offers by the Lead Placement Agent, any other Placement Agents or any dealers, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify Jefferies of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither Jefferies' consent to, nor the Placement Agents' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

        (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

        (e) The Company will furnish to the Placement Agents copies of each Registration Statement (one of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with the solicitation of offers by the Placement Agents or dealers, the Prospectus and all amendments and supplements to such documents, in each case in such reasonable quantities as Jefferies requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Placement Agents and the Investors all such documents.

        (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such domestic jurisdictions as Jefferies designates and will continue such qualifications in effect so long as required for the distribution.

        (g) During the period of five years hereafter, the Company will furnish to the Lead Placement Agent and, upon request, to each of the other Placement Agents, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Lead Placement Agent (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as Jefferies may reasonably request.

        (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such domestic jurisdictions as Jefferies designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Placement Agents in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees, any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Placement Agents and Investors. In addition, the Company will pay to the Lead Placement Agent on the Closing Date, or upon such other date as set forth in the Escrow Agreement that the funds deposited in the Escrow Account are returned to the Investors without a closing hereunder, an amount equal to the difference between $[____] minus $20,000, which total amount represents reimbursement of all fees, disbursements and out-of-pocket expenses (including fees and disbursements of counsel) incurred by Jefferies as provided for under the Letter Agreement dated July 27, 2000 between Jefferies and the Company.

        (i) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission any registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, whether for the benefit of the Company, its securityholders or any other person, without the prior written consent of Jefferies, except issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on, and in accordance with the terms of such securities as of, the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to the exercise of such options.

        (j) The Company will not engage any person other than the Lead Placement Agent (including any other Placement Agent) as lead placement agent.

     6. Conditions of the Obligations of the Placement Agents. The obligations of the Placement Agents hereunder and the obligation of any Investor to purchase Offered Securities on the Closing Date, whose offer to purchase such Offered Securities has been solicited by the Placement Agents and accepted by the Company, will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

        (a) The Placement Agents shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this

     Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG LLP confirming that they are independent public accountants for the Company within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                (i) in their opinion the financial statements and schedules) examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements included in the
               Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                    (C) for the period from the closing date of the latest
               income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales, or in the total or per share amounts of consolidated income before extraordinary items or net income, except in all cases set forth in clause (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                (iv) on the basis of their review of the unaudited pro forma as adjusted financial statements and selected consolidated financial data included in the Registration Statement and inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited pro forma as adjusted financial statements and selected consolidated financial data included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements under the Act;

                (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

        (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by Jefferies. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to the Lead Placement Agent, any other Placement Agent or any Investor, or shall have occurred at such later date as shall have been consented to by Jefferies. If the Effective Time of the Initial

     Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, the Lead Placement Agent or any other Placement Agent, shall be contemplated by the Commission.

        (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event which results, or which could reasonably be expected to result, in a change in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of Jefferies, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of Jefferies, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

        (d) The Placement Agents shall have received an opinion, dated the Closing Date, of Vinson & Elkins, L.L.P., counsel for the Company, to the effect that:

                (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and solely based upon certificates received from the appropriate government officials, the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                (ii) Each subsidiary of the Company (A) that is a corporation has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, and has corporate power and authority to own its property and to conduct its business as described in the Prospectus or (B) that is a limited partnership or limited liability company, as the case may be, has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its formation, and has full power and authority to own its property and to conduct its business as described in the Prospectus; and solely based upon certificates received from the appropriate governmental officials, in either case, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock or other ownership interests of each subsidiary of the Company is owned by the Company and has been duly authorized and validly issued and is fully paid and nonassessable; the capital stock or other ownership interests of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects; all the outstanding shares of capital stock or other ownership interests of each subsidiary of the Company have been duly and validly issued and are fully paid and nonassessable; and neither the Company nor any of its subsidiaries are general partners in any partnership;

                (iii) The Offered Securities delivered on the Closing Date have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities;

                (iv) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or, except as disclosed in the Prospectus and in an exhibit to the opinion, in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                (v) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

                (vi) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                (vii) The execution, delivery and performance of this Agreement, the Escrow Agreement and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, or regulation or, to our knowledge, any order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                (viii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial, statistical or reserve data contained in the Registration Statements or the Prospectus;

                (ix) The statements set forth in the Prospectus under the captions "Business--Regulations", "Business--Legal and Regulatory Proceedings", "Transactions with Our Management and Securityholders" and "Description of Capital Stock", insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information described therein; and

                (x) This Agreement and the Escrow Agreement has been duly authorized, executed and delivered by the Company.

                In addition, such counsel shall state that because the primary purpose of their engagement was not to establish or confirm factual matters or financial, statistical or reserve data and because of the wholly or partially non-legal character of many of the statements contained in the Registration Statement or the Prospectus (except as described in clause (viii) above), they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and they have not independently verified the accuracy, completeness or fairness of such statements and that, without limiting the generality of the foregoing, they assume no responsibility for and have not independently verified the accuracy, completeness or fairness of the financial statements and schedules and other financial, statistical and reserve data included in the Registration Statement and the Prospectus, and they have not examined the financial, statistical or reserve records from which such financial statements, schedules and other financial, statistical or reserve data are derived. Such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, and with representatives of the Placement Agents and counsel of the Lead Placement Agent, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and that they have also reviewed certain corporate documents furnished to them by the Company. Such counsel shall state that based upon such participation and review, no facts have come to their attention that cause them to believe that the Registration Statement, as of its effective date contained, or the Prospectus, as of its date contained, or as of the date hereof contains, an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no belief with respect to the financial statements and schedules and other financial, statistical and reserve data included in the Registration Statement or the Prospectus.

                In rendering the foregoing opinion, Vinson & Elkins L.L.P. may state that such opinion is limited to the Federal laws of the United States and the General Corporation Law of the State of Delaware, and that they are expressing no opinion as to the effect of the laws of any other jurisdiction. In addition, such counsel may state that they have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by them to be responsible.

        (e) The Lead Placement Agent shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Lead Placement Agent only, such opinion or opinions, dated the Closing Date and addressed only to the Lead Placement Agent, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on the Closing Date, the Registration Statements, the Prospectus and other related matters as the Lead Placement Agent may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

        (f) The Placement Agents shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to the Lead Placement Agent, any other Placement Agent or any Investor; and, subsequent to the respective dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

        (g) The Placement Agents shall have received a letter, dated the Closing Date, of KPMG LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

        (h) The Placement Agents shall have received a letter, dated the Closing Date, of Coutret with respect to their status as independent reserve engineers and with respect to reserve information of the Company contained in the Registration Statement and the Prospectus, in form and substance reasonably satisfactory to the Placement Agents.

        (i) On or prior to the date of this Agreement, the Placement Agents shall have received lockup letters from each of the executive officers and directors of the Company.

        (j) The Offered Securities have been approved for listing on the New York Stock Exchange and evidence thereof provided to the Placement Agents.

The Company will furnish the Placement Agents with such conformed copies of such opinions, certificates, letters and documents as the Placement Agents may reasonably request. Jefferies may in its sole discretion waive compliance with any conditions to the obligations of the Placement Agents hereunder.

     7. Indemnification and Contribution.

        (a) The Company will indemnify and hold harmless each Placement Agent (which term as used in this Section 7 shall, for avoidance of doubt, include the Lead Placement Agent), their respective partners, directors and officers and each person, if any, who controls the respective Placement Agents within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which any of the Placement Agents may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any act or omission of any other Placement Agent engaged by the Company to solicit offers to purchase Offered Securities from Investors, and will reimburse the Placement Agents for any legal or other expenses reasonably incurred by any such Placement Agent in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the Lead Placement Agent or any other Placement Agent who furnished written information to the Company to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with such written information furnished to the Company by the Lead Placement Agent or such other Placement Agent, as the case may be, specifically for use therein, it being understood and agreed that the only such information furnished by the Lead Placement Agent or any other Placement Agents consists of the information described as such in subsection (b) below.

          Insofar as the foregoing indemnity agreement, or the representations and warranties contained in Section 2(b), may permit indemnification for liabilities under the Act of any person who is a Placement Agent or a partner or controlling person of a Placement Agent within the meaning of
     Section 15 of the Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, the Company has been advised that in the opinion of the Commission such provisions may contravene Federal public policy as expressed in the Act and may therefore be unenforceable. In the event that a claim for indemnification under such agreement or such representations and warranties for any such liabilities (except insofar as such agreement provides for the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such a person, the Company will submit to a court of appropriate jurisdiction (unless in the opinion of counsel for the Company the matter has already been settled by controlling precedent) the question of whether or not indemnification by it for such liabilities is against public policy as expressed in the Act and therefore unenforceable, and the Company will be governed by the final adjudication of such issue.

        (b) The Lead Placement Agent and each other Placement Agent will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Lead Placement Agent or such other Placement Agent, as the case may be, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Placement Agents consists of the following information in the Prospectus under the caption "Plan of Distribution" furnished by the Placement Agents: the second, third and fourth sentences of the second paragraph, and the fifth paragraph under such caption.

        (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In the case of parties indemnified pursuant to subsection (a) above, counsel to the indemnified parties shall be selected by Jefferies, and in the case of parties indemnified pursuant to subsection (b) above, counsel to the indemnified parties shall be selected by the Company. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party, subject to the next sentence of this subsection (c) will not be liable to such indemnified party under this Section, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, each indemnified party shall have the right to employ separate counsel of its choice (including local counsel), and the indemnifying parties shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the use of counsel chosen to represent such indemnified party would present such counsel with a conflict, or potential conflict, of interest, (iii) the actual or potential defendants in, or targets of, any such action include both such indemnified party and the indemnifying party, and such indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iv) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

        (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above
     (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Placement Agents. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Placement Agents shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by any such Placement Agent and distributed to the public were offered to the public exceeds the amount of any damages which any such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Placement Agents' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any of Placement Agents within the meaning of the Act; and the obligations of the Placement Agents under this Section shall be in addition to any liability which the respective Placement Agents may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

        8. [RESERVED]

        9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Placement Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Placement Agents, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by the Investors is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Placement Agents pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Investors is not consummated for any reason, the Company will reimburse the Placement Agents for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with its obligations hereunder.

        10. Notices. All communications hereunder will be in writing and, if sent to the Placement Lead Agent, will be mailed, delivered or telegraphed and confirmed to the Placement Agent at 909 Fannin Street, Suite 3100, Houston,
Texas 77010, Attention:   Investment Banking Department--Transactions Advisory
Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 815 Walker, Suite 1040, Houston, Texas 77002, Attention:
President; (provided, however, that any notice to a Placement Agent pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Placement Agent.)

        11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

        12. [RESERVED]

        13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

        The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        If the foregoing is in accordance with the Placement Agents' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Placement Agents in accordance with its terms.

                               Very truly yours,

                                    GOODRICH PETROLEUM CORPORATION

                                          By:__________________________
                                          Name: Robert C. Turnham, Jr.
                                          Title: Executive Vice President and
                                               Chief Operating Officer

The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

Jefferies & Company, Inc.


By: __________________________________
Name: Todd Dittmann
Title: Senior Vice President

Salomon Smith Barney Inc.
By: __________________________________
Name:
Title:

Chase Securities Inc.
By: __________________________________
Name:
Title:

Janney Montgomery Scott LLC
By: __________________________________
Name:
Title:

Johnson Rice & Co.
By: __________________________________
Name:
Title:

                                   SCHEDULE A

Jefferies & Company, Inc.
909 Fannin Street, Suite 3100
Houston, Texas 77010

Salomon Smith Barney Inc.

Chase Securities Inc.

Janney Montgomery Scott LLC

Johnson Rice & Co.

                                   SCHEDULE B

1.    February 2000 Registration Rights Agreement

2.    September 2000 Registration Rights Agreement

                                   EXHIBIT A

                            FORM OF ESCROW AGREEMENT

                             ESCROW AGREEMENT


          THIS ESCROW AGREEMENT, is dated as of January [__], 2001, by and among GOODRICH PETROLEUM CORPORATION, a Delaware corporation (the "Company"), the parties listed on Schedule 1 hereto who are acting as Placement Agents (each a "Placement Agent" and collectively the "Placement Agents") with respect to the Shares (as defined herein), and Wells Fargo Bank Minnesota, National Association, a [____] (the "Escrow Agent").

          WHEREAS, the Company proposes to sell an aggregate of 3,000,000 shares of its common stock, $0.20 par value per share (the "Shares"), for an aggregate of $[_____], all as described in the Company's registration statement on Form S-1 (Registration No. 333-47078) (which, together with all amendments or supplements thereto is referred to herein as the "Registration Statement");

          WHEREAS, the Shares are being offered by the Company to investors whom the Placement Agents have introduced to the Company, pursuant to registration under the Securities Act of 1933, as amended, and pursuant to registration or exemptions from registration under state securities laws;

          WHEREAS, the offering of the Shares will terminate on January [___], 2001 (the "Final Closing Date") and, if subscriptions for the total number of Shares being offered pursuant to the Registration Statement have not been received by the Company on or before the Final Closing Date, no Shares will be sold and all payments made by subscribers will be refunded by the Escrow Agent with interest earned thereon, if any; and

          WHEREAS, with respect to all subscription payments received from subscribers, the Company proposes to establish an escrow account with the Escrow Agent at [address].

          NOW, THEREFORE, it is agreed as follows:

1. Establishment of Escrow. The Escrow Agent hereby agrees to receive and disburse the proceeds from the offering of the Shares and any interest earned thereon in accordance herewith.


2. Deposit of Escrowed Property. Each Placement Agent, on behalf of the subscribers for the Shares solicited by such Placement Agent, shall from time to time, but in no event later than 12:00 noon on the date following receipt by such Placement Agent, cause to be wired to or deposited with, or, cause such subscribers for the Shares to wire or deposit with, the Escrow Agent funds or checks of the subscribers delivered in payment for the Shares (the "Escrowed Property"). Any checks delivered to the Escrow Agent pursuant to the terms hereof shall be made payable to or endorsed to the order of the Escrow Agent. The Escrow Agent upon receipt of such checks shall present such checks for payment to the drawee-bank under such checks. Any checks not honored by the drawee-bank thereunder after the first presentment for payment shall be returned to the Placement Agent who solicited the subscriber issuing such check, on behalf of such subscriber, in the same manner notices are delivered pursuant to Section 6. Upon receipt of funds or checks from the Placement Agents, the Escrow Agent shall credit such funds and the amount of such checks to a non-interest-bearing account (the "Escrow Account") held by the Escrow Agent. If following the credit of the amount of any check to the Escrow Account such check is dishonored, the Escrow Agent, if such dishonored check amount shall have been invested pursuant to
Section 3, shall liquidate to the extent of such dishonored check amount such investments and debit the Escrow Account for the amount of such dishonored check plus, if any, the amount of interest and other income earned with respect to any investment of such dishonored check amount.


3. Investment of Escrowed Property. The Escrow Agent on the second business day ("business day" defined for purposes of this Escrow Agreement as any day which is not a Saturday, a Sunday or a day on which banks or trust companies in the City and State of New York are authorized or obligated by law, regulation or executive order to remain closed) succeeding (unless such deposit is made in federal or other immediately available or "same day" funds, in which case, on the business day next succeeding) the credit of any subscription proceeds to the Escrow Account pursuant to Section 2 and until release of such proceeds in accordance with the terms hereof, shall deposit such proceeds in a [DESCRIBE ACCOUNT], pursuant to Rule 15c2-4 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, in accordance with the terms set forth on Exhibit A hereto (made a part of this Escrow Agreement as if herein set forth). The Escrow Agent shall in no event be liable for any loss resulting from any change in interest rates applicable to proceeds invested pursuant to this Section. Interest on proceeds invested pursuant to this Section shall accrue from the date of investment of such proceeds until the termination of such investment pursuant to the terms hereof and shall be paid as set forth in Section 5.


4. List of Subscribers. Each Placement Agent shall furnish or cause to be furnished to the Escrow Agent, at the time of each deposit of funds or checks pursuant to Section 2, a list, substantially in the form of Exhibit B hereto, containing the name of, the address of, the number of Shares subscribed for by, the subscription amount delivered to the Escrow Agent on behalf of, and the social security or taxpayer identification number, if applicable, of, each subscriber whose funds are being deposited by such Placement Agent, and to which is attached a completed W-9 form (or, in the case of any subscriber who is not a United States citizen or resident, a W-8 form) for each listed subscriber. In the event of any discrepancy between the subscription amounts set forth on any list delivered by a Placement Agent pursuant to this Section 4 and the subscription amounts received by the Escrow Agent, the Escrow Agent shall promptly notify such Placement Agent and the Company of such discrepancy. The Escrow Agent is authorized to revise such list to reflect the actual subscription amounts received and the release of any subscription amounts pursuant to Section 5.


5.  Withdrawal of Subscription Amounts.


     (a) If the Escrow Agent shall receive a notice, substantially in the form of Exhibit C hereto (an "Offering Termination Notice"), from the Company, the Escrow Agent shall (i) promptly after receipt of such Offering Termination Notice and the clearance of all checks received by the Escrow Agent as Escrowed Property, liquidate any investments that shall have been made pursuant to
Section 3 and send to each subscriber listed on the list held by the Escrow Agent pursuant to Section 4 whose total subscription amount shall not have been released pursuant to paragraph (b) or (c) of this Section 5, in the manner set forth in paragraph (e) of this Section 5, a check to the order of such subscriber in the amount of the remaining subscription amount held by the Escrow Agent as set forth on such list held by the Escrow Agent, and (ii) promptly after the fourth business day of the month immediately following the month in which the investments made pursuant to Section 3 were terminated pursuant to this paragraph, send, in the manner set forth in paragraph (e) of this Section 5, a check to the order of each such subscriber in the amount of interest and other income earned and not yet paid with respect to any investment of such subscriber's funds. The Escrow Agent shall notify the Company and the Placement Agents of the distribution of such funds to the subscribers.


     (b) In the event that (i) the Shares have been subscribed for and funds in respect thereof shall have been deposited with the Escrow Agent on or before the Final Closing Date and (ii) no Offering Termination Notice shall have been delivered to the Escrow Agent, the Company and each Placement Agent, shall deliver to the Escrow Agent a joint notice, substantially in the form of Exhibit D hereto (a "Closing Notice"), designating the date on which Shares are to be sold and delivered to the subscribers thereof (the "Closing Date"), which date shall not be earlier than the clearance of any checks received by the Escrow Agent as Escrowed Property, the proceeds of which are to be distributed on such Closing Date, and identifying the subscribers and the number of Shares to be sold to each thereof on such Closing Date, not less than two (2) nor more than seven (7) business days prior to such Closing Date. The Escrow Agent, after receipt of such Closing Notice and the clearance of such checks:

          (i) on or prior to the Closing Date identified in such Closing Notice, shall liquidate any investments that shall have been made pursuant to
Section 3 to the extent of the subscription amount to be distributed pursuant to the immediately succeeding clause (ii);

          (ii) on such Closing Date, pay to the Company and the Placement Agents, in federal or other immediately available funds and otherwise in the manner specified by the Company in such Closing Notice, an amount equal to the aggregate of the subscription amounts paid by the subscribers identified in such Closing Notice for the Shares to be sold on such Closing Date as set forth on the list held by the Escrow Agent pursuant to Section 4; and

          (iii) promptly after the fourth business day of the month immediately following the month in which the investments made pursuant to Section 3 were terminated pursuant to such Closing Notice, shall send, in the manner set forth in paragraph (e) of this Section 5, a check to the order of each subscriber identified in such Closing Notice in the amount of interest and other income earned and not yet paid with respect to any investment of each such subscriber's funds distributed on such Closing Date. At the time of such transfer, the Escrow Agent shall identify in writing to the Company and the Placement Agents the amount of the interest earned for the account of each subscriber and the date such subscription was received.

      (c) If at any time and from time to time prior to the release of any subscriber's total subscription amount pursuant to paragraph (a) or (b) of this
Section 5 from escrow, the Company shall deliver to the Escrow Agent a notice, substantially in the form of Exhibit E hereto (a "Subscription Termination Notice"), to the effect that any or all of the subscriptions of such subscriber have been rejected by the Company (a "Rejected Subscription"), the Escrow Agent
(i) promptly after receipt of such Subscription Termination Notice and, if such subscriber delivered a check in payment of its Rejected Subscription, after the clearance of such check, shall liquidate, to the extent of the sum of such subscriber's Rejected Subscription amount as set forth in the Subscription Termination Notice, any investments that shall have been made pursuant to
Section 3 and send to such subscriber, in the manner set forth in paragraph (e) of this Section 5, a check to the order of such subscriber in the amount of such Rejected Subscription amount, and (ii) promptly after the fourth business day of the month immediately following the month in which the investments made pursuant to Section 3 were terminated pursuant to this paragraph, shall send to such subscriber, in the manner set forth in paragraph (e) of this Section 5, a check to the order of such subscriber in the amount of interest and other income earned and not yet paid with respect to any investment of such subscriber's Rejected Subscription amount. At the time of such transfer, the Escrow Agent shall identify in writing to the Company and the Placement Agents the amount of the interest earned for the account of each subscriber and the date such subscription was received.

          (d) On a date following the transfer of any interest earned for the account of each subscriber pursuant to Section 5(a), (b) or (c), but not later than January 31, 2002, the Escrow Agent shall provide each subscriber with tax form 1099 setting forth the amount of such interest.

          (e) For the purposes of this Section 5, any check that the Escrow Agent shall be required to send to any subscriber shall be sent to such subscriber by first class mail, postage prepaid, at such subscriber's address furnished to the Escrow Agent pursuant to Section 4.

6. Notices. All notices and communications hereunder will be in writing and will be mailed, delivered, or telecopied and confirmed as follows:


               if to the Company, to:

                    Goodrich Petroleum Corporation
                    815 Walker, Suite 1040
                    Houston, Texas 77002
                    Attention: President
                    Facsimile: 713-780-9254

               if to a Placement Agent, to:

                    the name, address and facsimile number for such Placement Agent set forth on Schedule 1 hereto with respect to such Placement Agent if to the Escrow Agent, to:

                    Wells Fargo Bank Minnesota, National Association
                    [Address]
                    Attention: [__]
                    Facsimile: [__]

or to such other address as the person to whom notice is to be given may have previously furnished to the others in the above-referenced manner. All such notices and communications, if mailed, shall be effective when deposited in the mails, except that notices and communications to the Escrow Agent and notices of changes of address shall not be effective until received.

7. Concerning the Escrow Agent. To induce the Escrow Agent to act hereunder, it is further agreed by the Company and Placement Agents that:


     (a) The Escrow Agent shall not be under any duty to give the Escrowed Property held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Escrow Agreement. Uninvested funds held hereunder shall not earn or accrue interest.


     (b) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.


     (c) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct, and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, and the other parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Escrow Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from gross negligence or willful misconduct) in the investment or reinvestment of the Escrowed Property, or any loss of interest incident to any such delays.


     (d) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.


     (e) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in good faith and in accordance with such advice.

     (f) The Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only. Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certification, or non-resident alien certifications.


          This paragraph (f) and paragraph (c) of this Section 7 shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

     (g) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to it.


     (h) The Escrow Agent shall not be called upon to advise any party as to the wisdom of selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.


     (i) The Escrow Agent (and any successor escrow agent) at any time may be discharged from its duties and obligations hereunder by the delivery to it of notice of termination signed by the Company and each Placement Agent or at any time may resign by giving written notice to such effect to the Company and each Placement Agent. Upon any such termination or resignation, the Escrow Agent shall deliver the Escrowed Property to any successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The termination or resignation of the Escrow Agent shall take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day that is 30 days after the date of delivery: (A) to the Escrow Agent of the other parties' notice of termination or (B) to the other parties hereto of the Escrow Agent's written notice of resignation. If at that time the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent's sole responsibility after that time shall be to keep the Escrowed Property safe until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other parties hereto or any enforceable order of a court of competent jurisdiction.


     (j) The Escrow Agent shall have no responsibility for the contents of any writing of any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

     (k) In the event of any disagreement among or between the other parties hereto and/or the subscribers of the Shares resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Property until the Escrow Agent shall have received (i) a final and non-appealable order of a court of competent jurisdiction directing delivery of the Escrowed Property or (ii) a written agreement executed by the other parties hereto and consented to by the subscribers directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement. Any court order referred to in (i) above shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said court order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinion without further question.


     (l) As consideration for its agreement to act as Escrow Agent as herein described, the Company agrees to pay the Escrow Agent the fee set forth on Exhibit F hereto (made a part of this Escrow Agreement as if herein set forth). In addition, the Company agrees to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel).


     (m) All parties hereto irrevocably (i) submit to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Escrow Agreement, (ii) agree that all claims with respect to such action or proceeding shall be heard and determined in such New York State or federal court and (iii) waive, to the fullest extent possible, the defense of an inconvenient forum. The other parties hereby consent to and grant any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of process or other papers in connection with any such action or proceeding in the manner provided herein above, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.


     (n) No printed or other matter in any language (including, without limitation, the Registration Statement, the Prospectus, notices, reports and promotional material) which mentions the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto. The Escrow Agent hereby consents to the use of its name and the reference to the escrow arrangement in the Registration Statement and in the Prospectus.

8.  Miscellaneous.


     (a) This Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, heirs, administrators and representatives, and the subscribers of the Shares and shall not be enforceable by or inure to the benefit of any other third party except as provided in paragraph (i) of Section 7 with respect to the termination of, or resignation by, the Escrow Agent. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties.


     (b) This Escrow Agreement shall be construed in accordance with and governed by the internal law of the State of New York (without reference to its rules as to conflicts of law).


     (c) This Escrow Agreement may only be modified by a writing signed by all of the parties hereto and consented to by the subscribers of the Shares adversely affected by such modifications. No waiver hereunder shall be effective unless in a writing signed by the party to be charged.


     (d) This Escrow Agreement shall terminate upon the payment pursuant to
Section 5 of all amounts held in the Escrow Account.


     (e) The section headings herein are for convenience only and shall not affect the construction thereof. Unless otherwise indicated, references to Sections are to Sections contained herein.


     (f) This Escrow Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Agreement which shall constitute an original.


                    [Signature page follows.]

          IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the day and year first above written.

                         GOODRICH PETROLEUM CORPORATION

                         By:_____________________________
                            Name:
                            Title:

                         JEFFERIES & COMPANY, INC.

                         By:_____________________________
                            Name:
                            Title:

                         SALOMON SMITH BARNEY INC.

                         By:_____________________________
                            Name:
                            Title:

                         CHASE SECURITIES INC.

                         By:_____________________________
                            Name:
                            Title:

                         JANNEY MONTGOMERY SCOTT LLC

                         By:_____________________________
                            Name:
                            Title:

                         JOHNSON RICE & CO.

                         By:_____________________________
                            Name:
                            Title:

                         WELLS FARGO BANK MINNESOTA,
                         NATIONAL ASSOCIATION,
                         as Escrow Agent

                         By:_____________________________
                            Name:
                            Title:

                             SCHEDULE 1

                             PLACEMENT AGENTS

Name                            Address
----                            -------
Jefferies & Company, Inc.       900 Fannin Street
                                Suite 3100
                                Houston, Texas 77010
                                Attention: Investment Banking Department -
                                 Transactions Advisory Group
                                Facsimile: [__]

[OTHERS]

                                   EXHIBIT A

                               [NAME OF ACCOUNT]


          Deposits/Withdrawals may be made to the [____] Account (the
"Deposit Account") established under the Escrow Agreement to which this Exhibit is attached only through the Escrow Account. All transaction and balance reporting of the Deposit Account will be included as part of the Escrow Account Statement. Activity in the Deposit Account will be reflected as the equivalent of dollars on deposit in a [___] Account. Deposits/Withdrawals to the Deposit Account will be made only as permitted by the Escrow Agreement to which this
Exhibit is attached. The Deposit Account has certain regulatory restrictions as well as some minimum requirements:

1. By regulation, Wells Fargo Bank Minnesota, National Association is required to reserve the right to require seven days' prior notice of any withdrawals of funds from an account; provided, however, that, if Wells Fargo Bank Minnesota, National Association elects to exercise its right to require seven days' prior notice, it shall exercise such right as to all such accounts established.


2. Rates will be determined by Wells Fargo Bank Minnesota, National Association and can be determined by calling your custody account officer.


3. Balances up to $100,000 (total on deposit at Wells Fargo Bank Minnesota, National Association) are FDIC-insured.

                                   EXHIBIT B
                           SUMMARY OF CASH RECEIVED
                            NEW PARTICIPANT DEPOSIT

                               [TO BE DISCUSSED]

                                   EXHIBIT C

                      FORM OF OFFERING TERMINATION NOTICE



                               ____________, 2001



Wells Fargo Bank Minnesota, National Association
[Address]

Attention:

Ladies and Gentlemen:

          Pursuant to Section 5(a) of the Escrow Agreement dated as of January [__], 2001 (the "Escrow Agreement") among Goodrich Petroleum Corporation (the "Company"), the parties named as Placement Agents therein and you, the Company hereby notifies you of the termination of the offering of the Shares (as that term is defined in the Escrow Agreement) and directs you to make payments to subscribers as provided for in Section 5(a) of the Escrow Agreement.

                         Very truly yours,

                         GOODRICH PETROLEUM CORPORATION


                         By:____________________________
                            Name:
                            Title:

                                   EXHIBIT D

                            FORM OF CLOSING NOTICE



                              ____________, 2001



Wells Fargo Bank Minnesota, National Association
[Address]

Attention:

Ladies and Gentlemen:

          Pursuant to Section 5(b) of the Escrow Agreement dated as of January [__], 2001 (the "Escrow Agreement") among Goodrich Petroleum Corporation (the "Company"), the parties named as Placement Agents therein and you, the Company hereby certifies that it has received subscriptions for the Shares (as that term is defined in the Escrow Agreement) and the Company will sell and deliver Shares to the subscribers thereof at a closing to be held on January [__], 2001 (the "Closing Date"). The names of the subscribers concerned, the number of Shares subscribed for by each of such subscribers and the related subscription amounts are set forth on Schedule I annexed hereto.

          Please accept these instructions as standing instructions for the closing to be held on the Closing Date. The parties hereto certify that they do not wish to have a call back regarding these instructions. The parties hereto further certify that these instructions may be transmitted to you via facsimile.

          We hereby request that the aggregate subscription amount be paid to you, the Placement Agent and us as follows:

1.  To the Company, $_________;


2.  To Jefferies & Company, Inc., $_________;


3.   To [list each other Placement Agent], $______; and

4.   To the Escrow Agent, $_________.

          These instructions may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                         Very truly yours,

                         GOODRICH PETROLEUM CORPORATION


                         By:____________________________
                            Name:
                            Title:

                                  SCHEDULE I



        Name of                      Number of                 Subscription
      Subscriber                      Shares                     Amount
      ----------                     ---------                 ------------

                                   EXHIBIT E

                    FORM OF SUBSCRIPTION TERMINATION NOTICE




                              ____________, 2001



Wells Fargo Bank Minnesota, National Association
[Address]

Attention:

Ladies and Gentlemen:

          Pursuant to Section 5(c) of the Escrow Agreement dated as of as of January [__], 2001 (the "Escrow Agreement") among Goodrich Petroleum Corporation (the "Company"), the parties named as Placement Agents therein and you, the Company hereby notifies you that the following subscription(s) have been rejected:


        Name of              Amount of Subscribed          Dollar Amount of
      Subscriber               Shares Rejected          Rejected Subscription
      ----------             --------------------       ----------------------





                                        Very truly yours,

                                        GOODRICH PETROLEUM CORPORATION


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT F


Fee to Escrow Agent:        $[___]


                                      F-1